Exhibit 10.7

FORM OF

The Sustainable Green Team, Ltd.

Subscription Agreement

The undersigned “Subscriber”, on the terms and conditions herein set forth, hereby irrevocably submits this subscription agreement (the “Subscription Agreement”) to The Sustainable Green Team, Ltd., a Delaware corporation (the “Company”), in connection with a private offering by the Company (the “Offering”) to raise a maximum of $[__] through the sale to Subscriber as an “accredited investor” (as defined below) of shares of Common Stock, par value $0.0001 per share, of the Company (the “Shares”) at $[__] per Share.

The minimum subscription per investor is $[__].00 for [__] Shares, provided that the Company may elect to accept subscriptions in a lesser amount in its sole discretion.

1.	Subscription for the Purchase of Shares. The undersigned hereby subscribes to purchase _______________ Shares at $[__] per Share for a total subscription of US$______________________ (the “Subscription Price”). In this regard, the Subscriber agrees to forward payment in the amount of the Subscription Price via one of the following methods:

(a)	by wiring payment of the Subscription Price in accordance with the information set forth below:

Wire funds to:

The Sustainable Green Team, Ltd.

24200 County Road 561

Astatula, FL 34705-9538

Bank Name: [__]

Bank Address: [__]

Routing Number: [__]

Account Number: [__]

For domestic (U.S.) wire: Wire routing transit number/ABA: 121000248

For international wire sent in U.S. dollars or if the currency the wire is being sent in as unknown: SWIFT Code: [__]

For international wire sent in a foreign currency from the initiating bank: SWIFT Code: [__]

Note: Before any individual or business wires funds, please contact CFO, Michael Mete, at [__] or call [__].

(b)	By mailing a certified check in the amount of the Subscription Price, payable to “The Sustainable Green Team, Ltd.”, as follows:

The Sustainable Green Team, Ltd.

24200 County Road

Astatula, Florida 34705

Regardless of whether paying by wire transfer or check, you must also deliver a fully completed and executed copy of this Subscription Agreement, and a counterpart signatures page to the Warrant and a counterpart signature page to the Registration Rights Agreement to the Company at:

The Sustainable Green Team, Ltd.

24200 County Road

Astatula, Florida 34705

Or via email to Tony Raynor, at traynor@sgtmltd.com

The Company’s private offering of Shares is being made to “accredited” investors within the meaning of Rule 506 of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so that a determination can be made as to whether or not you (or it) are qualified to purchase the Shares under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act or of the securities laws of any state.

All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any corrections.

2.	Offer to Purchase. Subscriber hereby irrevocably offers to purchase the Shares and tenders herewith the total price noted above. Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber’s death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

3.	Effect of Acceptance. Subscriber hereby acknowledges and agrees that on the Company’s acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Shares and the Company will be entitled to receive the purchase price of the Shares as specified herein.

4.	Representation as to Investor Status. In order for the Company to sell the Shares (in conformance with state and federal securities laws), the following information must be obtained regarding Subscriber’s investor status. Please initial each item applicable to you as an investor in the Company.

(a)	Accredited Investor. Rule 501(a) of Regulation D defines an “accredited investor” as any person who comes within any of the following categories, or whom the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(i)	Natural Persons

(1)	_____ I certify that I am an accredited investor because I had individual income in excess of $200,000 in each of the two most recent years or joint income with my or spousal equivalent in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

(2)	_____ I certify that I am an accredited investor because my individual net worth, or joint net worth with my spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating net worth under this paragraph my primary residence is not included as an asset; indebtedness that is secured by my primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, is not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess is included as a liability); and indebtedness that is secured by my primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities is included as a liability.

(3)	_____ I certify that I am an accredited investor because I am a director or executive officer of the Company.

(4)	_____ I certify that I am an accredited investor because I hold one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

(ii)	Entities

(1)	_____ The undersigned hereby certifies that all of the beneficial equity owners of the undersigned qualify as accredited individual investors under Sections 4(a)(i)(1) and 4(a)(i)(2) above.

(2)	_____ The undersigned is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(3)	_____ The undersigned is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended.

(4)	_____ The undersigned is an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

(5)	_____ The undersigned is an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act of 1940 (the “Investment Advisers Act”).

(6)	_____ The undersigned is an insurance company as defined in section 2(a)(13) of the Securities Act.

(7)	_____ The undersigned is an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in section 2(a)(48) of the Investment Company Act.

(8)	_____ The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(9)	_____ The undersigned is a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.

(10)	_____ The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

(11)	_____ The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (check one or more, as applicable):

(A)	the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

(B)	the employee benefit plan has total assets in excess of $5,000,000; or

(C)	the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined therein.

(12)	_____ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

(13)	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities offered and is one or more of the following (check one or more, as appropriate):

(A)	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

(B)	corporation,

(C)	Massachusetts or similar business trust,

(D)	partnership, or

(E)	limited liability company.

(14)	_____ The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the securities offered.

(15)	_____ The undersigned is an entity, of a type not listed in Sections 4(a)(ii)(1) through 4(a)(ii)(14), not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

(16)	_____ The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act (17 CFR 275.202(a)(11)(G)-1): (A) with assets under management in excess of $5,000,000, (B) that is not formed for the specific purpose of acquiring the securities offered, and (C) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

(17)	_____ The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements in Section 4(a)(ii)(16) above and whose prospective investment in the issuer is directed by such family office pursuant to clause (C) of Section 4(a)(ii)(16) above.

________ Subscriber does not qualify under any of the investor categories set forth in this Section 4(a).

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person’s primary home).

In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(b)	Type of Subscriber. Indicate the form of entity of Subscriber:

☐	Individual	☐	Limited Partnership

☐	Corporation	☐	General Partnership

☐	Revocable Trust	☐	Other Type of Trust (indicate type):

☐	Limited Liability Company

☐	Other (indicate form of organization):	___________________________________

(i)	If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: _____________________.

(ii)	If Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to Subscriber’s situation: Subscriber (x) was not organized or reorganized for the specific purpose of acquiring the Shares and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

_____	True

_____	False

If the “False” box is checked, each person participating in the entity will be required to fill out a Subscription Agreement.

5.	Additional Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a)	Subscriber has been furnished the Term Sheet of the Company, dated as of _________, 2023 (the “Term Sheet”) and, if requested by the Subscriber, other documents related to the Company and its operations. The Subscriber has carefully read the Term Sheet and any such other requested documents. Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Shares. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s control. Additionally, Subscriber understands and represents that Subscriber is purchasing the Shares notwithstanding the fact that the Company may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Shares. Subscriber has full power and authority to make the representations referred to herein, to purchase the Shares and to execute and deliver this Subscription Agreement.

(b)	Subscriber has read and understood, and is familiar with, this Subscription Agreement, the Shares and the business and financial affairs of the Company.

(c)	Subscriber, either personally, or together with Subscriber’s advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Shares), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, is able to bear the risks of an investment in the Shares and understands the risks of, and other considerations relating to, a purchase of a Share, including the matters set forth under the caption “Risk Factors” in the Term Sheet. The Subscriber and its advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Shares. Subscriber’s financial condition is such that Subscriber is able to bear the risk of holding the Shares that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber’s entire investment in the Company.

(d)	Subscriber has investigated the acquisition of the Shares to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(e)	The Shares are being acquired for Subscriber’s own account for investment, with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Shares. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Shares by anyone but Subscriber.

(f)	No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(g)	Subscriber is aware that Subscriber’s rights to transfer the Shares is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Shares without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(h)	Subscriber understands and agrees that the Shares it acquires have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Shares offered by the Company.

(i)	The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the undersigned with respect to the suitability.

(j)	Subscriber understands that the certificates or other instruments representing the Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(k)	Subscriber also acknowledges and agrees to the following:

(i)	an investment in the Shares is highly speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii)	there is no assurance that a public market for the will be available and that, as a result, Subscriber may not be able to liquidate Subscriber’s investment in the Shares should a need arise to do so.

(l)	Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Shares.

(m)	Subscriber’s address set forth below is his or her or its correct residence or business address.

(n)	Subscriber represent, warrants and confirms that Subscriber is not a “broker” or “dealer” as defined in the Securities Act of 1934, as amended, and the rules and regulations thereunder, and is not required to be registered as such with the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority or any other self-regulatory organization. Subscriber acknowledges and agrees that neither the Company nor any of its legal counsel has advised Subscriber with respect to the representations, warranties and confirmations herein and that Subscriber is undertaking the actions as contemplated herein having received such other legal advice and counsel as Subscriber has determined to be necessary in connection therewith.

(o)	Subscriber has full power and authority to make the representations referred to herein, to purchase the Shares and to execute and deliver this Subscription Agreement.

(p)	Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Shares under the federal and state securities laws and for other purposes.

6.	Representations and Warranties Regarding Patriot Act; Anti-Money Laundering; OFAC. The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations. Subscriber hereby represents and warrants to the Company as follows:

(a)	The Subscriber represents that (i) no part of the funds used by the Subscriber to acquire the Shares or to satisfy his/her capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations, and (ii) no capital commitment, contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in the Term Sheet or any other agreement, to the extent required by any anti-money laundering law or regulation, the Company may prohibit capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Shares, and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith. U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals (which includes include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs) or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(b)	To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in this paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and any broker may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(c)	To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure (as defined below), or any immediate family (as defined below) member or close associate (as defined below) of a senior foreign political figure, as such terms are defined in the footnotes below. A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws. A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(d)	If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(e)	The Subscriber acknowledges that, to the extent applicable, the Company will seek to comply with the Foreign Account Tax Compliance Act provisions of the U.S. Internal Revenue Code and any rules, regulations, forms, instructions or other guidance issued in connection therewith (the “FATCA Provisions”). In furtherance of these efforts, the Subscriber agrees to promptly deliver any additional documentation or information, and updates thereto as applicable, which the Company may request in order to comply with the FATCA Provisions. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in the Term Sheet, any side letter or any other agreement, the failure to promptly comply with such requests, or to provide such additional information, may result in the withholding of amounts with respect to, or other limitations on, distributions made to the Subscriber and such other reasonably necessary or advisable action by the Company with respect to the Shares (including, without limitation, required withdrawal), and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which representations and warranties are not true and accurate and the reasons therefor.

7.	Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

8.	Transferability. Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Shares acquired pursuant hereto shall be made only in accordance with applicable federal and state securities laws.

9.	Termination of Agreement; Return of Funds. In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

10.	Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth on the first page of this Subscription Agreement, or at such other place as the Company may designate by written notice to Subscriber.

11.	Amendments. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

12.	Governing Law. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Nevada without application of the conflicts of laws provisions thereof.

13.	Headings. The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

14.	Counterparts. This Subscription Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document. The execution and delivery of a facsimile or other electronic transmission of this Subscription Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

15.	Continuing Obligation of Subscriber to Confirm Investor Status. Upon the request of the Company and for as long as the Subscriber holds Shares or other securities in the Company, the Subscriber shall confirm Subscriber’s investor status as an “Accredited Investor,” as defined by the Securities and Exchange Commission at the time of such request. In connection therewith, the Company shall deliver to the Subscriber a questionnaire that elicits the necessary information to determine the Subscriber’s investor status. Upon receipt of the questionnaire, the Subscriber shall: (i) complete it, (ii) execute the signature page therein, and (iii) return it to the Company, or its designee, in accordance with the instructions therein, no later than ten (10) days after receipt of the questionnaire.

[Remainder of page intentionally left blank. Signatures appear on the following pages.]

INDIVIDUALS

In witness whereof, the parties hereto have executed this Subscription Agreement as of the dates set forth below.

Dated:	______________________

Signature(s):	__________________________________

Name(s) (Please Print):	__________________________________

Signature(s):	__________________________________

Name(s) (Please Print):	__________________________________

Residence Address:	__________________________________

__________________________________

__________________________________

Phone Number:	(______) _______-_________________

Cellular Number:	(______) _______-_________________

Social Security Number(s):	__________________________________

Social Security Number(s):	__________________________________

Email address:	________________@__________________________

ACCEPTANCE
The Sustainable Green Team, Ltd.

Date:

By:
	Name:	Tony Raynor
	Title:	Chief Executive Officer

CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

In witness whereof, the parties hereto have executed this Subscription Agreement as of the dates set forth below.

Dated: _____________________

Name of Purchaser (Please Print):	____________________________________

By:	____________________________________

Name (Please Print):	____________________________________

Title:	____________________________________

Address:	____________________________________

____________________________________

____________________________________

Phone Number:	(______) _______-___________

Cellular Number:	(______) _______-___________

Taxpayer ID Number:	____________________________________

Email address:	________________@_____________________

ACCEPTANCE
The Sustainable Green Team, Ltd.

Date:

By:
	Name:	Tony Raynor
	Title:	Chief Executive Officer

Page 13